UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2019

LEGACY ACQUISITION, CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	001-38296	81-3674868
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1308 Race Street Suite 200
Cincinnati, Ohio 45202
(Address of principal executive offices, including zip code)

(505) 820-0412
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock and one Warrant to purchase one-half of one share of Class A common stock	LGC.U	New York Stock Exchange

Class A common stock, par value $0.0001 per share	LGC	New York Stock Exchange

Warrants, exercisable for one-half of one share of Class A common stock for $5.75 per half share, or $11.50 per whole share	LGC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 31, 2019, Legacy Acquisition Corp., a Delaware corporation (“Legacy” or the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, a total of 31,865,653 (86.58%) of the Company’s issued and outstanding shares of Class A common stock and Class F common stock held of record as of November 22, 2019, the record date for the Annual Meeting, were present either in person or by proxy, which constituted a quorum. At the Annual Meeting, Legacy’s stockholders (i) elected Andrew W. Code, Steven A. Davis and Sengal Selassie, as Class I directors, to hold office for a term of two years, expiring at the annual meeting in 2021, and until the director’s successor is elected and qualified, or until the director’s earlier death, resignation or removal, and (ii) ratified the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm for Legacy Acquisition Corp. for the year ending December 31, 2019. The results of voting on the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting were as follows:

1.	To elect Andrew W. Code, Steven A. Davis and Sengal Selassie, as Class I directors, to hold office for a term of two years, expiring at the annual meeting in 2021, and until the director’s successor is elected and qualified, or until the director’s earlier death, resignation or removal.

	Votes For	Votes Witheld	Broker Non-Votes
Andrew W. Code	29,985,296	52,656	1,827,701

Steven A. Davis	29,985,296	52,656	1,827,701

Sengal Selassie	29,985,297	52,655	1,827,701

2.	To ratify the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm for Legacy Acquisition Corp. for the year ending December 31, 2019.

For	Against	Abstentions	Broker Non-Votes
31,812,998	52,655	0	0

Forward-Looking Statements:

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Legacy’s and the Blue Impact business’ actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Legacy’s expected Contributions to the trust account in respect of future Extensions (if any), Legacy’s intention to borrow the funds for any such Contributions from the Seller, and the timing of payment of any such Contributions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legacy’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to those under “Risk Factors” in Legacy’s filings with the SEC, including Legacy’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, in connection with any forward-looking statements that may be made by us or our businesses generally. Legacy cautions that the foregoing factors are not exhaustive. Legacy cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY ACQUISITION CORP.

Dated: December 31, 2019	By:	/s/ William C. Finn
	Name:	William C. Finn
	Title:	Chief Financial Officer

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